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BRANDES
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Brandes Emerging Markets Fund
Class A – BEMAX
Class C – BEMCX
Class I – BEMIX

Supplement dated June 5, 2013 to the Summary Prospectus dated January 31, 2013 (as supplemented February 7, 2013 and May 17, 2013), the Prospectus dated January 31, 2013 (as supplemented February 7, 2013 and May 15, 2013)  and the Statement of Additional Information dated January 31, 2013 (as supplemented February 25, 2013 and May 15, 2013).

Effective June 3, 2013, Al Chan, CFA  no longer serves as a portfolio manager to the Brandes Emerging Markets Fund.

Please retain this Supplement with your Summary Prospectus, Prospectus and
Statement of Additional Information.

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BRANDES
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Brandes Global Equity Fund Class A – BGEAX Class C – BGVCX Class E – BGVEX Class I – BGVIX	Brandes International Equity Fund Class A – BIEAX Class C – BIECX Class E – BIEEX Class I – BIIEX
Brandes Emerging Markets Fund Class A – BEMAX Class C – BEMCX Class I – BEMIX	Brandes International Small Cap Equity Fund Class A – BISAX Class C – BINCX Class I – BISMX

Supplement dated June 5, 2013 to the Statement of Additional Information dated January 31, 2013 (as supplemented February 25, 2013 and May 15, 2013).

The following disclosure is added to page B-15 of the Statement of Additional Information:

Depositary Receipts

The Funds may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. For purposes of a Fund’s investment policies, a Fund’s investments in Depositary Receipts will be deemed to be investments in equity securities of the foreign issuers into which they may be converted. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts (“ADRs”) are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (“GDRs”) are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs in registered form are designed for use in the U.S. securities markets, and EDRs in bearer form are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted or exchanged.  However, investing in Depositary Receipts presents additional risks that may not be the same as the risks inherent in holding the equivalent shares of the same companies that are traded in the local markets.  These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. A Fund may be required to pay foreign withholding or other taxes on certain Depositary Receipts that it owns, but investors are generally not expected to be able to deduct their pro rata shares of such taxes in computing their taxable income or to claim their pro rata shares of such taxes as a credit against their U.S. federal income tax liability.

Depositary Receipts may be sponsored by foreign issuers or may be unsponsored.  Unsponsored Depositary Receipts are organized independently and without the cooperation of the foreign issuer of the underlying securities. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and therefore there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. While readily exchangeable with stock in local markets, unsponsored ADRs may be less liquid than sponsored ADRs.

Please retain this Supplement with your Statement of Additional Information.